EXHIBIT 10.3

ASSIGNMENT OF OIL AND GAS LEASE

THAT for the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CHISHOLM RESOURCES, INC., P.O. Box 127, Hennessey, Oklahoma 73742, hereinafter called “Assignor”, has granted, sold, transferred, assigned and conveyed, and by these presents does grant, sell, transfer, assign, and convey unto the following parties, energytec.com,inc., 14785 Preston Road, #550, Dallas, Texas 75240, hereinafter called “Assignee”, a 55% interest on all acreage included in Exhibit “A”.

This assignment and conveyance is made without warranty of title, express or implied, except as to conveyance or encumbrances by, through, or under the undersigned.

The terms and provisions hereof shall extend to and be binding upon the parties hereto, their respective heirs, representatives, successors and assigns.

EXECUTED this 1st day of October, 2000, and effective as of September 5th, 1999.

ASSIGNOR:

Chisholm Resources, Inc.

/s/ Gary Foster, President

/s/ Debra M. Lujan
Notary Public
Garfield County
State of Oklahoma
My Commission Expires 8/29/03

BIG HORN COUNTY WYOMING ACREAGE

LEASE #	LEGAL DESCRIPTION	ACREAGE
WYW136979	Parts Sec. 21,28: T54N-R91W	640
WYW145691	Parts Sec. 3,9: T53N-R91W	1,271
WYW145692	Parts Sec. 6,7: T53N-R91W	393
WYW145693	Parts Sec. 18,19: T53N-R91W	1,115
WYW145694	Parts Sec. 4,9,16,19: T54N-R91W	1,243
WYW145695	Sec. 16: T54N-R91W	160
WYW145696	Sec. 29: T55N-R91W	82
WYW145705	Parts Sec. 13,14: T53N-R92W	975
WYW145706	Parts Sec. 23,24: T53N-R92W	966
WYW145707	Parts Sec. 25,26: T53N-R92W	480
WYW145708	Parts Sec. 3,11: T54N-R92W	271
WYW145709	Sec. 25: T54N-R92W	160
WYW145710	Parts Sec. 8,14,17,18,21,23,24: T55N-R92W	2,323
WYW145711	Parts Sec. 25,26,27,28: T55N-R92W	2,480
WYW145712	Sec. 29: T55N-R92W	640
WYW145713	Parts Sec. 34,35,36: T55N-R92W	1,920
	Parts Sec. 8,9,17: T54N-R91W	160
	Sec. 5: T53N-R91W	76
	Parts Sec. 21,28,29,32: T54N-R91W	917
	arts Sec. 20,29: T54N-R91W	160

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